UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2010

PIMI AGRO CLEANTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-158986	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

269 South Beverly Drive, Suite 1091
Beverly Hills, California 90212
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (310) 203-8278

Copies to:
Marc J. Ross, Esq.
Jonathan R. Shechter, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Fl.
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 24, 2010, Pimi Agro CleanTech, Inc. (the “Company”) entered into a Financial Advisory Agreement (the “Agreement”) with Lampost Capital L.C., a Florida limited liability company and a member of the Financial Industry Regulatory Authority (the "Financial Advisor"). The Company engaged the Financial Advisor on a non-exclusive basis until December 31, 2010 to render financial advisory consulting advice to the Company relating to financial and similar matters, including but not limited to (i) reviewing the business, operations, historical financial performance of the Company, (ii) assisting the Company in attempting to formulate the optimum strategy to meet the Company's working capital and capital resources needs, (iii) assisting in the introduction of the Company to institutional or other capital financing sources, (iv) assisting in the formulation of the terms and structure of any reasonable proposed equity or debt financing or business combination transaction involving the Company, and (v) assisting the Company in the development of increased market awareness to and among securities research analysts, and broker dealer/investment banking conferences.

The Company shall issue to the Financial Advisor 30,000 restricted shares of the Company’s Common Stock in consideration for the Financial Advisory services rendered under the Agreement (the “Financial Advisory Fee”). The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended, for the issuance of the above-referenced Securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder.

In the event the Financial Advisor introduces to the Company another party or entity, and that as a result of such introduction, a transaction between such entity and the Company is consummated (“Transaction”), then the Company shall pay to the Financial Advisor a Transaction Finder's Fee of (i) five percent (5%) of the first $1,000,000 of the consideration paid in such transaction; (ii) four percent (4%) of the consideration in excess of $1,000,000 and up to $2,000,000; (iii) three percent (3%) of the consideration in excess of $2,000,000 and up to $3,000,000; (iv) two percent (2%) of any consideration in excess of $3,000,000 and up to $4,000,000; and (v) one percent (1%) of any consideration in excess of $4,000,000.

In the event the Financial Advisor effects, introduces, or otherwise participates in effecting a financing by the Company in a private or public debt and/or equity transaction, pursuant to which the Company obtains financing or other consideration, the Financial Advisor shall receive a Financing Fee, as set forth in the Agreement, in addition to the Financial Advisory Fee and any other fee to be received pursuant to the Agreement, which shall be mutually determined between the Company and the Financial Advisor at the time of any such Financing.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above. The information included in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 3.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
a)	Financial statements.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
10.1	Financial Advisory Agreement, by and between Pimi Agro Cleantech, Inc. and Lampost Capital L.C., dated March 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pimi Agro Cleantech, Inc.

Date: March 29, 2010	By:	/s/ Youval Saly
Youval Saly
Chief Executive Officer